Exhibit 10.1

AMENDMENT NO. 6

Dated as of August 26, 2005

to

RECEIVABLES PURCHASE AGREEMENT

Dated as of December 21, 1999 as

Amended and Restated as of March 31, 2000

THIS AMENDMENT NO. 6 (this “Amendment”) dated as of August 26, 2005 is entered into among:

(i)	AILIC RECEIVABLES CORPORATION, a Delaware corporation (“Seller”),

(ii)	AMERICAN INCOME LIFE INSURANCE COMPANY, an insurance company organized under the laws of Indiana (“AIL”), as the initial Servicer (the Servicer together with the Seller, the “Seller Parties” and each a “Seller Party”),

(iii)	PREFERRED RECEIVABLES FUNDING CORPORATION, a Delaware corporation (“PREFCO”),

(iv)	certain financial institutions parties hereto as the “Financial Institutions” (and, together with PREFCO, the “Purchasers”), and

(v)	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO BANK ONE, NA (with headquarters in Chicago, Illinois), as agent for the Purchasers (the “Agent”).

PRELIMINARY STATEMENTS

A. Reference is made to that certain Receivables Purchase Agreement dated as of December 21, 1999 as amended and restated as of March 31, 2000 (as the same may have been further amended, restated, supplemented or otherwise modified since such date, the “Receivables Purchase Agreement” or the “Agreement”) among the Seller, AIL, PREFCO, certain financial institutions and the Agent. Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in the Receivables Purchase Agreement.

B. The parties thereto have agreed to amend the Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller Parties, PREFCO, the Financial Institutions and the Agent hereby agree as follows:

SECTION 1. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is, effective the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended to

(a) All references in the Agreement to “Bank One” or “Bank One, NA (Main Office Chicago)” shall mean and constitute references to “JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)).”

(b) Section 4.1 of the Agreement is hereby amended to delete the reference to “pursuant to Article XIII” appearing in such section and to replace such reference with the following text:

“pursuant to a Liquidity Agreement”

(c) Section 4.4 of the Agreement is hereby amended to add the following sentence at the end of such section:

“Until Seller gives notice to the Agent of another Discount Rate, the initial Discount Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof or any Liquidity Agreement shall be the Base Rate.”

(d) Section 6.2 of the Agreement is hereby amended to amend and restate the parenthetical appearing in the first sentence of such section to read as follows:

“(other than pursuant to a Liquidity Agreement)”

(e) Section 6.2 of the Agreement is hereby further amended to (1) the delete the word “and” appearing after clause (i) of such section, (2) delete the period following clause (ii) of such definition and to replace such period with a semicolon, and (3) add the following clause (iii) thereto:

“and (iii) if such purchase of a Purchaser Interest or Reinvestment is funded by PREFCO, PREFCO shall be party to unexpired Liquidity Agreements with an aggregate commitment limit equal to at least 102% of the Commitments. “

(f) Section 12.1(a) of the Agreement is hereby amended to delete the reference to “pursuant to Section 13.1” appearing in the first sentence of such section and to replace such reference with the following text:

“pursuant to a Liquidity Agreement”

(g) Section 12.1(c) of the Agreement is hereby amended to insert the words “and the related Liquidity Agreement” immediately after the phrase “and willing to participate in this Agreement” appearing in clause (y) of such section.

(h) Section 12.2 of the Agreement is hereby amended to delete the reference to “obligation to pay PREFCO its Acquisition Amounts” appearing in the first sentence of such section and to replace such reference with the following text:

“obligations to PREFCO pursuant to a Liquidity Agreement”

(i) Article XII to the Agreement is hereby amended to add the following Section 12.3 to the end of such article:

“Section 12.3 Terminating Financial Institutions.

(a) Each Financial Institution hereby agrees to deliver written notice to the Agent not more than 30 days and not less than 5 days prior to the Liquidity Termination Date indicating whether such Financial Institution intends to renew its Commitment hereunder. If any Financial Institution fails to deliver such notice on or prior to the date that is 5 Business Days prior to the Liquidity Termination Date, such Financial Institution will be deemed to have declined to renew its Commitment (each Financial Institution which has declined or has been deemed to have declined to renew its Commitment hereunder, a “Non-Renewing Financial Institution”). The Agent shall promptly notify PREFCO of each Non-Renewing Financial Institution and PREFCO, in its sole discretion, may (A) to the extent of Commitment Availability, declare that such Non-Renewing Financial Institution’s Commitment shall, to such extent, automatically terminate on a date specified by PREFCO on or before the Liquidity Termination Date or (B) upon one (1) Business Days’ notice to such Non-Renewing Financial Institution assign to such Non-Renewing Financial Institution on a date specified by PREFCO its Pro Rata Share of the aggregate Purchaser Interests then held by PREFCO, subject to, and in accordance with the applicable Liquidity Agreement. In addition, PREFCO may, in its sole discretion, at any time (x) to the extent of Commitment Availability, declare that any Affected Financial Institution’s Commitment shall automatically terminate on a date specified by PREFCO or (y) assign to any Affected Financial Institution on a date specified by PREFCO its Pro Rata Share of the aggregate Purchaser Interests then held by PREFCO, subject to, and in accordance with the applicable Liquidity Agreement (each Affected Financial Institution or each Non-Renewing Financial Institution is hereinafter referred to as a “Terminating Financial Institution”). The parties hereto expressly acknowledge that any declaration of the termination of any Commitment, any assignment pursuant to this Section 12.3 and the order of priority of any such termination or assignment among Terminating Financial Institutions shall be made by PREFCO in its sole and absolute discretion.

(b) Upon any assignment to a Terminating Financial Institution as provided in this Section 12.3, any remaining Commitment of such Terminating Financial Institution shall automatically terminate. Upon reduction to zero of the Capital of all of the Purchaser Interests of a Terminating Financial Institution (after application of Collections thereto pursuant to Sections 2.2 and 2.3) all rights and obligations of such Terminating Financial Institution hereunder shall be terminated and such Terminating Financial Institution shall no longer be a “Financial Institution” hereunder; provided, however, that the provisions of Article X shall continue in effect for its benefit with respect to Purchaser Interests held by such Terminating Financial Institution prior to its termination as a Financial Institution.”

(j) Article XIII of the Agreement is hereby amended to delete the text of such article in its entirety and to replace such text with the word “Reserved.”

(k) Section 14.1(b)(i)(D) of the Agreement is hereby amended to delete the parenthetical appearing therein and to replace such parenthetical with the following parenthetical:

“(except as may be required pursuant to a Liquidity Agreement)”

(l) Section 14.13 of the Agreement is hereby amended to delete the reference to “pursuant to Section 13.1” appearing in the second sentence of such section and to replace such reference with the following text:

“pursuant to a Liquidity Agreement”

(m) The definition of “Broken Funding Costs” set forth in Exhibit I of the Agreement is hereby amended to delete the reference to “under Article XIII” appearing in clause (iii) of such definition and to replace such reference with the following text:

“pursuant to a Liquidity Agreement”

(n) The definition of “Broken Funding Costs” set forth in Exhibit I of the Agreement is hereby amended to delete the reference to “under Article XIII” appearing in clause (iii) of such definition and to replace such reference with the following text:

“pursuant to a Liquidity Agreement”

(o) The definition of “Commitment” set forth in Exhibit I of the Agreement is hereby amended and restated to read as follows:

“Commitment” means, for each Financial Institution, the commitment of such Financial Institution to purchase Purchaser Interests from (i) Seller and (ii) PREFCO, in an amount not to exceed (A) in the aggregate, the amount set forth opposite such Financial Institution’s name on Schedule A to this Agreement, as such amount may be modified in accordance with the terms hereof and (ii) with respect to any individual purchase hereunder, its Pro Rata Share of the Purchase Price therefor. Solely for purposes of reference, Schedule A also sets forth the commitment of each Financial Institution as of the date hereof to purchase its ratable share of Purchaser Interests from PREFCO in accordance with the terms and provisions of the applicable Liquidity Agreement between PREFCO and such Financial Institution, it being understood that such amount may be modified from time to time in accordance with the terms of such Liquidity Agreement.

(p) The definition of “Funding Source” set forth in Exhibit I of the Agreement is hereby amended and restated to read as follows:

“Funding Source” means (i) any Financial Institution or (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to PREFCO, including a Liquidity Agreement.

(q) The definition of the term “Liquidity Termination Date” set forth in Exhibit I of the Agreement is hereby amended and restated to read as follows:

“Liquidity Termination Date” means August 25, 2006.

(r) The definition of “Pro Rata Share” set forth in Exhibit I of the Agreement is hereby amended and restated to read as follows:

“Pro Rata Share” means, for each Financial Institution, a percentage equal to (i) the Commitment of such Financial Institution, divided by (ii) the aggregate amount of all Commitments of all Financial Institutions hereunder, adjusted as necessary to give effect to the application of the terms of Section 12.3.

(s) The definition of “Tranche Period” set forth in Exhibit I to the Agreement is hereby amended to include the following text immediately after the first reference to the term “Financial Institution” therein:

“, including any Purchaser Interest or an undivided interest in a Purchaser Interest assigned to a Financial Institution pursuant to a Liquidity Agreement”.

(t) The definition of “Yield” set forth in Exhibit I of the Agreement is hereby amended and restated to read as follows:

“Yield” means for each respective Tranche Period relating to Purchaser Interests of the Financial Institutions, including, without limitation, any Purchaser Interests or undivided interests in Purchaser Interests assigned to a Financial Institution pursuant to a Liquidity Agreement, an amount equal to the product of the applicable Discount Rate for each Purchaser Interest multiplied by the Capital of such Purchaser Interest for each day elapsed during such Tranche Period, annualized on a 360 day basis.

(u) Exhibit I to the Agreement is hereby amended to add the following definition of “Liquidity Agreement”:

“Liquidity Agreement” means any agreement as may be in effect from time to time among PREFCO and the Financial Institutions or any Funding Source providing for the commitment of such Financial Institutions to purchase from PREFCO at any time all or any portion of PREFCO’s Purchaser Interests.

(v) Exhibit I to the Agreement is hereby amended to delete the definitions to the following terms in their entirety:

“Acquisition Amount”

“Adjusted Liquidity Price”

“PREFCO Residual”

“PREFCO Transfer Price”

“PREFCO Transfer Price Reduction”

“Reduction Percentage”

(w) Exhibit V to the Agreement is hereby deleted in its entirety.

SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon receipt by the Agent of

(i) counterparts of this Amendment executed by each of the Seller Parties, the Purchasers and the Agent; and

(ii) a reaffirmation of guaranty executed by Torchmark, substantially in the form of Exhibit A hereto;

SECTION 3. Covenants, Representations and Warranties of the Seller Parties.

3.l Upon the effectiveness of this Amendment, each of the Seller Parties hereby reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

3.2 Each of the Seller Parties hereby represents and warrants to the Purchasers and the Agent that: (a) this Amendment has been duly authorized by proper corporate proceedings of each Seller Party and constitutes the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, and (b) after giving effect to the amendment contained herein, no Amortization Event or Potential Amortization Event exists or will result from the execution of this Amendment.

SECTION 4. Reference to and Effect on the Receivables Purchase Agreement.

4.l Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby, and each reference to the Receivables Purchase Agreement in any and all other documents, instruments, agreements, notes, certificates and other writings of every kind and nature shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

4.2 Except as specifically amended above, the Receivables Purchase Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or the Agent under the Receivables Purchase Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.4 Each party hereto agrees and acknowledges that this Amendment constitutes a “Transaction Document” under and as defined in the Receivables Purchase Agreement.

SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Amendment by facsimile will also deliver an original executed counterpart, but the failure of any party to so deliver an original executed counterpart of this Amendment will not affect the validity or effectiveness of this Amendment.

SECTION 7. Successors and Assigns. This Amendment shall be binding upon each of the Seller Parties, the Purchasers and the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Seller Parties, the Purchasers and the Agent.

SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

AILIC RECEIVABLES CORPORATION

By:	/s/ Michael J. Klyce
Name:	Michael J. Klyce
Title:	Vice President & Treasurer

Address:	3700 South Stonebridge Dr.
McKinney, Texas 75070
FAX: (972) 569-3282

Attention:	Danny Almond

AMERICAN INCOME LIFE INSURANCE COMPANY, as Servicer

By:	/s/ Michael J. Klyce
Name:	Michael J. Klyce
Title:	Assistant Treasurer

Address:	1200 Wooded Acres
Waco, Texas 76710
FAX: (205) 325-4157

Attention:	Danny H. Almond

Amendment No. 6

dated as of August 26, 2005

to Receivables Purchase Agreement

dated as of December 21, 1999

PREFERRED RECEIVABLES FUNDING CORPORATION

By:	/s/ Jill T. Lane
Name:	Jill T. Lane
Title:	Authorized Signatory

Address:	c/o JPMorgan Chase Bank, N.A., as Agent
Asset Backed Finance
Suite IL1-0597
10 South Dearborn Street
Chicago, Illinois 60670-0019

Fax:	(312) 732-1844

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO, BANK ONE, NA,
as a Financial Institution and as Agent

By:	/s/ Jill T. Lane
Name:	Jill T. lane
Title:	Vice President

Address:	JPMorgan Chase Bank, N.A.
Asset Backed Finance
Suite IL1-0597
10 South Dearborn Street
Chicago, Illinois 60670-0019

Fax:	(312) 732-4487

Amendment No. 6

dated as of August 26, 2005

to Receivables Purchase Agreement

dated as of December 21, 1999

Exhibit A

to

Amendment No. 6

Dated as of August 26, 2005

REAFFIRMATION OF PERFORMANCE GUARANTY

The undersigned, TORCHMARK CORPORATION (“Torchmark”), hereby:

(a) acknowledges, and consents to, the execution of that certain Amendment No. 6 dated as of August 26, 2005 to the Receivables Purchase Agreement dated as of December 21, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”) among AILIC RECEIVABLES CORPORATION (“Seller”), AMERICAN INCOME LIFE INSURANCE COMPANY (“AIL”), as the initial Servicer, PREFERRED RECEIVABLES FUNDING CORPORATION (“PREFCO”), the financial institutions party thereto as “Financial Institutions” and BANK ONE, NA (with headquarters in Chicago, Illinois), as “Agent”;

(b) reaffirms all of its obligations under that certain Performance Guaranty (the “Performance Guaranty”) dated as of December 21, 1999 and amended and restated as of March 31, 2000 made by Torchmark in favor of the Agent; and

(c) acknowledges and agrees that such Performance Guaranty remains in full force and effect (including, without limitation, with respect to the “Guaranteed Obligations” and “Obligations” (each as defined in the Performance Guaranty) after giving effect to the Amendment Documents), and such Performance Guaranty is hereby ratified and confirmed.

Dated: August 26, 2005

TORCHMARK CORPORATION

By	/s/ Michael J. Klyce
Name:	Michael J. Klyce
Title:	Vice President & Treasurer